American Beacon SiM High Yield Opportunities FundSM

SUMMARY PROSPECTUS January 1, 2024 (as supplemented June 27, 2024)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information, dated January 1, 2024, as supplemented, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 1-800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | A: SHOAX | C: SHOCX | Y: SHOYX | R5: SHOIX | Investor: SHYPX

Investment Objective

The Fund’s investment objectives are to seek high current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page  35 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page  67  of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	1.00% [1]	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R5	Investor
Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.17%	0.15%	0.18%	0.10%	0.44%
Total Annual Fund Operating Expenses	1.13%	1.86%	0.89%	0.81%	1.15%
Fee Waiver and/or expense reimbursement[2]	(0.06%)	(0.05%)	(0.14%)	(0.07%)	(0.05%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.07%	1.81%	0.75%	0.74%	1.10%
1	Effective July 1, 2024, the Fund will no longer assess a front-end sales load on purchases of A Class shares of $500,000 or more. However, the Fund will assess a CDSC of 1.00% on certain purchases of $500,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s A Class, C Class, Y Class, R5 Class, and Investor Class shares, as applicable, through December 31, 2025, to the extent that Total Annual Fund Operating Expenses exceed 1.07% for the A Class, 1.81% for the C Class, 0.75% for the Y Class, 0.74% for the R5 Class, and 1.10% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees (“Board”). The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through December 31, 2025. C Class shares automatically convert to A Class shares 8 years after purchase if the conversion is available through your financial intermediary. This Example reflects your costs as though C Class shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 579	$ 806	$ 1,057	$ 1,774
C	$ 284	$ 575	$ 997	$ 2,172
Y	$ 77	$ 249	$ 458	$ 1,063
R5	$ 76	$ 245	$ 436	$ 989
Investor	$ 112	$ 356	$ 623	$ 1,389

SiM062724

American Beacon SiM High Yield Opportunities Fund - Summary Prospectus1

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 184	$ 575	$ 997	$ 2,172

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of fixed income securities that are generally rated below investment grade (such as Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch, Inc.) or, if unrated, are deemed to be below investment grade by the Fund’s sub-advisor, Strategic Income Management, LLC (“SiM”). These types of securities are commonly referred to as “high yield” or “junk” bonds.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) in non-investment grade securities and/or financial instruments that provide exposure to non-investment grade securities. These financial instruments include futures contracts, foreign currency forward contracts, warrants, and swap agreements whose underlying assets are rated below investment grade.

The non-investment grade securities in which the Fund may invest include: (1) corporate bonds, (2) convertible securities, including convertible preferred securities, (3) preferred stock, and (4) variable and floating rate securities. The Fund may invest in securities of foreign issuers, including those in emerging markets.  The Fund has no limitations regarding the maturities of the debt securities it can buy or whether the securities are rated. The Fund can invest in securities that are not registered and thus restricted in their ability to be traded.

The Fund’s investments in derivative instruments include futures contracts, foreign currency forward contracts, swap agreements (including credit default swaps, currency swaps, equity swaps, interest rate swaps and total return swaps) and warrants. The Fund may use these derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to manage the effective duration of its portfolio, and to manage certain investment risks or as a substitute for purchase or sale of the underlying currencies or securities.

The Fund may have exposure to non-U.S. currencies, including emerging market currencies, for investment or hedging purposes by purchasing or selling foreign currency forward contracts, including non-deliverable foreign currency forwards, and non-U.S. currency futures contracts. The Fund may also make direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Investments in currencies and currency hedging are established to extract value or reduce risk.

The remainder of the Fund’s assets may be invested in any other securities that SiM believes are consistent with the Fund’s objective, including investment grade fixed-income securities, Treasury futures, securities issued by the U.S. government and government-sponsored enterprises, “covenant-lite” obligations and income-producing equity securities, including securities that pay dividends. The Fund may also hold certain equity securities from time to time as a result of a restructuring transaction involving a fixed income security. The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee.

In selecting investments for the Fund, SiM uses an approach that combines different aspects of top-down and bottom-up analysis. As part of its top-down analysis, SiM utilizes a core philosophy to identify positive long-term trends. SiM then invests in sectors, industries and companies that will benefit from these trends. Concurrent with this core philosophy, SiM’s management seeks to take advantage of market volatility by analyzing and potentially investing in sectors, industries and companies undergoing a change in dynamics that has not been fully recognized by the market. Market volatility continually provides opportunities to capture value from these types of situations. Once potential investment opportunities are identified, SiM utilizes bottom-up research to assess the fundamental strengths and weaknesses of each individual company and the best risk/reward security is chosen for inclusion in the portfolio. The Fund may have significant exposure to the Consumer Staples sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Consumer Staples sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

SiM may reduce or sell the Fund’s portfolio securities for a variety of reasons, including if, in SiM’s opinion, a security’s value becomes fully recognized or there is a reassessment of the fundamental attributes of the security.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The allocations among strategies, asset classes and market exposures may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about allocations will be correct. The Fund’s allocations may be invested in strategies, asset classes and market exposures during a period when such strategies, asset classes and market exposures underperform.

Asset Selection Risk
Assets selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Convertible Securities Risk
The value of a convertible security, including a convertible preferred security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the

2American Beacon SiM High Yield Opportunities Fund - Summary Prospectus

market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in below investment grade debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible security‘s investment value. Convertible securities are sensitive to movement in interest rates.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

“Covenant-Lite” Obligations Risk
Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. The Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund and its service providers as well as the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The use of derivatives may also increase any adverse effects resulting from the underperformance of strategies, asset classes and market exposures to which the Fund has allocated its assets. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil. Derivatives may also be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition, the Fund’s investments in derivatives are subject to the following risks:

■	Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract and include the risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. The use of foreign currency forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

■	Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected. Foreign currency futures contracts expose the Fund to risks associated with fluctuations in the value of foreign currencies. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. The Fund may use foreign currency futures contracts for the same purposes as foreign currency forward contracts, subject to Commodity Futures Trading Commission (“CFTC”) regulations.

American Beacon SiM High Yield Opportunities Fund - Summary Prospectus3

■	Swap Agreements Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leverage risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk, and swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. The Fund may invest in the following types of swaps:

•	Credit default swaps, which may be subject to credit risk and the risks associated with the purchase and sale of credit protection.

•	Currency swaps, which may be subject to currency risk and credit risk.

•	Equity swaps, which may be subject to equity investments risk.

•	Interest rate swaps, which may be subject to interest rate risk and credit risk.

•	Total return swaps, which may be subject to credit risk and market risk and, if the underlying securities are bonds or other debt obligations, interest rate risk.

■	Warrants Risk. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The market for warrants may be very limited and there may at times not be a liquid secondary market for warrants.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Securities that pay dividends may be sensitive to changes in interest rates and, as interest rates rise or fall, the prices of such securities may fall.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.

Equity Investments Risk
Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

High-Yield Securities Risk
Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Additionally, the value of income-oriented equity securities that pay dividends may decline when interest rates rise, as rising interest rates can reduce companies’ profitability and their ability to pay dividends. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds held by the Fund, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund ‘s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For

4American Beacon SiM High Yield Opportunities Fund - Summary Prospectus

example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk
The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the Fund’s exposure to the movements in prices of an asset or class of assets underlying a derivative instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net asset value (“NAV”) per share to be volatile. There can be no assurance that the Fund’s use of leverage will be successful.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund.  For example, liquidity risk may be magnified in rising interest rate environments in the event of higher-than-normal redemption rates.   Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.  Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.
Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted.

American Beacon SiM High Yield Opportunities Fund - Summary Prospectus5

However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Preferred Stock Risk
Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.

Reliance on Corporate Management and Financial Reporting  Risk
The  sub-advisor may select investments for the Fund in part on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The  sub-advisor has no ability to independently verify such information and data and is therefore dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Information and data provided regarding a particular issuer may not necessarily contain information that the sub-advisor normally considers when evaluating the investment prospects of a company.

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund were invested more evenly across sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Additionally, individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

■	Consumer Staples Sector Risk. Investment in the Consumer Staples sector exposes the Fund to adverse economic, business or other developments affecting the industries in that sector. The Consumer Staples sector is particularly sensitive to general economic trends, as well as to changes in consumer sentiment, demographics and product trends, product cycles, government regulation and import controls, labor relations, intense global competition, and social trends and marketing campaigns. Companies in the Consumer Staples sector can be significantly affected by general economic trends, as well as by changes in consumer sentiment, demographics and product trends, product cycles, government regulation and import controls, labor relations, intense global competition, and social trends and marketing campaigns. Companies in the Consumer Staples sector can be particularly affected by the cost and availability of commodities.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

6American Beacon SiM High Yield Opportunities Fund - Summary Prospectus

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit the Fund’s ability to pursue other opportunities as they arise.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (‘‘FHLB’’), and Federal Farm Credit Bank (“FFCB”), are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. It is possible that the U.S. government and government-sponsored enterprises will not have the funds to meet their payment obligations in the future.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization,  the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Unrated securities are subject to the risk that the  sub-advisor may not accurately evaluate the security’s comparative credit rating. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the coupon is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index,  Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.

Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV to experience significant increases or declines in value over short periods of time.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based market index for the periods indicated.

C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. In the table below, the performance for C Class shares reflects the conversion of C Class shares to A Class shares after 8 years.

You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 15.48% 2nd Quarter 2020 01/01/2013 through 12/31/2022 Lowest Quarterly Return: -19.50% 1st Quarter 2020 01/01/2013 through 12/31/2022
The calendar year-to-date total return as of September 30, 2023 was 5.15%.

Average annual total returns for periods ended December 31, 2022

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	02/14/2011

American Beacon SiM High Yield Opportunities Fund - Summary Prospectus7

	Inception Date of Class	1 Year	5 Years	10 Years
Returns Before Taxes		-7.12%	3.33%	4.59%
Returns After Taxes on Distributions		-9.00%	1.00%	1.94%
Returns After Taxes on Distributions and Sales of Fund Shares		-4.19%	1.56%	2.34%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	02/14/2011	-11.57%	2.25%	3.99%
C	02/14/2011	-8.88%	2.61%	3.92%* *
Y	02/14/2011	-6.84%	3.67%	4.88%
R5	02/14/2011	-6.94%	3.68%	4.93%
*	As noted above, the 10-year performance for C Class shares reflects the conversion of C Class shares to A Class shares after 8 years. If C Class shares were not converted to A Class shares after 8 years, and were instead held for the full 10-year period, performance would have been 3.78%.

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
ICE BofA US High Yield Index	-11.22%	2.12%	3.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for   Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Strategic Income Management, LLC.

Portfolio Managers

Strategic Income Management, LLC	Gary Pokrzywinski President Lead Portfolio Manager Since Fund Inception (2011) Ryan C. Larson Portfolio Manager Since 2018

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 430 W. 7th Street, Suite 219643 Kansas City, MO 64105-1407

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None

8American Beacon SiM High Yield Opportunities Fund - Summary Prospectus

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Beacon SiM High Yield Opportunities Fund - Summary Prospectus9